UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) May 12, 2004
                                                          ----------------------

                                 DONNKENNY, INC.
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              (Exact name of registrant as specified in its charter

            Delaware                     0-21940                  51-0228891
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(State or other jurisdiction of        (Commission              (IRS Employer
         incorporation)                File Number)          Identification No.)

            1411 Broadway
          New York, New York                                        10018
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(Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code (212)730-7770
                                                           ---------------------

                                 Not applicable
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         (Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure.

      On May 12, 2004 a Press Release will filed announcing the Nicole Miller and Donnkenny, Inc. collaboration on Better Sportswear Division. A copy of the press release dated May 12, 2004 is attached as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

      (a)   Financial Statements of business acquired.

            Not applicable.

      (b)   Pro-forma financial information.

            Not applicable.

      (c)   Exhibit 99.1 Press Release issued by Registrant dated May 12, 2004

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2004
                                                     DONNKENNY, INC.


                                                     By: /s/ Daniel H. Levy
                                                         -----------------------
                                                         Daniel H. Levy
                                                         Chief Executive Officer